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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported):  July 15, 1998

                          REPUBLIC GROUP INCORPORATED

             (Exact name of registrant as specified in its charter)


        DELAWARE                     1-7210               75-1155922
(State or other jurisdiction      (Commission          (I.R.S. Employer
     of incorporation)            File Number)       Identification Number)


                              811 East 30th Avenue
                           Hutchinson, Kansas  67502

                    (Address of principal executive offices)



                                 (316) 727-2700

                          (Registrant's Telephone No.)
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ITEM 5.   OTHER EVENTS
          ------------

  On July 15, 1998, Registrant announced that $100,000,000 principal amount of its 9.50% Senior Subordinated Notes due 2008 (the "Notes") were sold in a private transaction pursuant to Rule 144A under the Securities Act of 1933. The net proceeds from the new Notes, along with most of the proceeds of borrowings under a new bank credit facility of up to $85,000,000 in aggregate principal amount proposed to be entered into by Republic with a bank syndicate, will be used to finance, and to repay indebtedness used to finance, the construction of a recycled paperboard mill in Lawton, Oklahoma.

  The sale of the Notes has not been registered under the Securities Act of 1933, as amended, and the Notes may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

                                     Page 2
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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

  (c)       Exhibits

            99.1  Press Release, dated July 15, 1998

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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         REPUBLIC GROUP INCORPORATED



Dated:  July 17, 1998    By:  /s/ Doyle R. Ramsey
                              -----------------------------------------------
                         Printed Name:  Doyle R. Ramsey
                         Title:  Vice President - Finance and Chief Financial
                         Officer

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                                 EXHIBIT INDEX

Item
Number    Description                          Page
--------  -----------------------------------  ----


99.1      Press Release, dated July 15, 1998.